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                                 Exhibit 10.30

           Amendment to K-Swiss Inc. 401(k) and Profit Sharing Plan

November 29, 1999


Michael Bauer
Client Services Account Manager
Fidelity Institutional Retirement Services Co.
200 Magellan Way
Covington, KY 41015

Subject:   K-Swiss 401k and Profit Sharing Plan Amendment


Dear Michael,

As of January 1, 2000 please amend Section 1.02(b) of the Adoption Agreement so The term "Employer" includes the following Related Employer (as defined in Section 2.01(a)(26)): K-Swiss Sales Corp. K-Swiss Retail Services Inc. is merging into K-Swiss Sales Corp. As of January 1, 2000, please replace K-Swiss Retail Services Inc. with K-Swiss Sales Corp. Attached is page 3 of the adoption agreement with these changes signed by me.

Please let me know if you need any further information. In addition, we will need to receive new Summary Plan Descriptions for our participants in January.



Sincerely,
/s/ Cheryl Kuchinka

Cheryl Kuchinka
Domestic Controller
K-Swiss Inc.
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Section 1.02 (b) is amended to read as follows:

1.02  EMPLOYER
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     (b)  The term "Employer" includes the following Related Employer(s)
          (as defined in Section 2.01(a)(26)):


          K-Swiss Sales Corp. (as of 1/1/2000)
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